UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2018

XTANT MEDICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 5.03 and 5.07 of this report is incorporated herein by reference.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Xtant Medical Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on February 13, 2018. At the Special Meeting, the stockholders approved the proposal to amend and restate the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), to, among other things:

•	effect a reverse stock split at a ratio of 1-for-12 (the “Reverse Stock Split”);

•	after giving effect to the Reverse Stock Split, decrease the number of authorized shares of common stock available for issuance from 95,000,000 to 50,000,000 and increase the number of authorized shares of preferred stock available for issuance from 5,000,000 to 10,000,000;

•	authorize the board of directors of the Company (the “Board”) to increase or decrease the number of shares of any series of our capital stock, provided that such increase or decrease does not exceed the number of authorized shares or be less than the number of shares then outstanding;

•	authorize the Board to issue new series of preferred stock without approval of the holders of common stock or other series of preferred stock, with such powers, preferences and rights as may be determined by the board;

•	authorize a majority of the Board to fix the number of directors of the Company;

•	indemnify the members of the Board to the fullest extent permitted by law;

•	remove the classification of the Board to require all directors to be elected annually;

•	provide that special meetings of the stockholders of the Company may only be called by the Board, the chairman of the Board or the chief executive officer of the Company;

•	provide that no stockholder will be permitted to cumulative voting at any election of directors;

•	elect not to be governed by Section 203 of the General Corporation law of the State of Delaware;

•	elect the Court of Chancery of the State of Delaware to be the exclusive forum for any derivative action or proceeding brought on behalf of the Company, any action asserting a breach of a fiduciary duty owed by any director, officer or other employee of the Company, any action under the Delaware General Corporation Law, the Certificate of Incorporation or the bylaws of the Company or any actions governed by the internal affairs doctrine; and

•	require the vote of at least two-thirds of the voting power of the then outstanding shares of capital stock of the Company to amend or repeal certain provisions of the Certificate of Incorporation.

On February 13, 2018, following the Special Meeting, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on February 13, 2018, and the Company’s common stock will begin trading on a split-adjusted basis when the market opens on February 14, 2018.

When the Reverse Stock Split becomes effective, every 12 shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding convertible securities of the Company to purchase shares of common stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plan. Any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split will be rounded down to the nearest whole share.

The Company’s common stock will continue to trade on the NYSE American under the symbol “XTNT.” The new CUSIP number for common stock following the Reverse Stock Split will be 98420P 308.

Corporate Stock Transfer, Inc., the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 22, 2018 (the “Special Meeting Proxy”), the relevant portions of which are incorporated herein by reference. A copy of the Certificate Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following three proposals were submitted to the Company’s stockholders:

•	A proposal to approve the issuance of shares of common stock for purposes of Sections 713(a) and 713(b) of the NYSE American Company Guide.

•	A proposal to approve an amendment to the Certificate of Incorporation to, among other things, effect the Reverse Stock Split and to change the number of authorized shares of common stock and preferred stock available for issuance.

•	A proposal to elect six (6) directors to serve on the Board until their respective successors have been duly elected and qualified.

For more information about the foregoing proposals, see the Special Meeting Proxy. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below:

Proposal 1.	Issuance of Common Stock

Stockholders approved the issuance of shares of common stock for purposes of Sections 713(a) and 713(b) of the NYSE American Company Guide, in accordance with the voting results listed below:

For	Against	Abstain
10,817,408	195,376	26,188

Proposal 2.	Amendment to Certificate of Incorporation

Stockholders approved an amendment to the Certificate of Incorporation to effect the Reverse Stock Split, to change the number of authorized shares of common stock and preferred stock available for issuance and to make such other changes as are described in the Special Meeting Proxy, in accordance with the voting results listed below:

For	Against	Abstain
10,937,407	182,616	28,788

Proposal 3.	Election of Directors

Stockholders elected the following directors to the Board to serve until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

Nominee	For	Withheld
John Bakewell	10,893,320	145,652
Michael Eggenberg	10,470,569	568,403
Michael Mainelli	10,882,213	156,759
Robert McNamara	10,882,513	156,459
Jeffrey Peters	10,471,058	567,914
Matthew Rizzo	10,459,640	579,332

Upon the appointment of these new directors, the current directors of the Company stepped down, and the newly elected directors formed the Board.

Item 7.01	Regulation FD Disclosure.

The Company has issued a press release on February 13, 2018, entitled “Xtant Medical Announces Results of Special Meeting of Stockholders,” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Xtant Medical Holdings, Inc.

99.1	Press Release of Xtant Medical Holdings, Inc. dated February 13, 2018, entitled “Xtant Medical Announces Results of Special Meeting of Stockholders.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2018
XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Carl D. O’Connell
	Name:	Carl D. O’Connell
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Xtant Medical Holdings, Inc.

99.1	Press Release of Xtant Medical Holdings, Inc. dated February 13, 2018, entitled “Xtant Medical Announces Results of Special Meeting of Stockholders.”